EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of September 26, 2005, by and among AccuPoll Holding Corp., a Nevada corporation (the "Company"), Palisades Capital, Ltd., Livingston Investments, Ltd. and Hyde Investments, Ltd. ("Lenders").

      WHEREAS, Lenders are, or will be, the holders of certain shares of the Company's common stock, $.001 par value per share (the "Common Stock") which shall be issued to such Lenders pursuant to that certain Conversion and Settlement Agreement with Mutual Releases dated as of the date hereof between the parties (the "Settlement Agreement"), and

      WHEREAS, the Settlement Agreement provides that the Company and the Lenders enter into this Registration Rights Agreement.

      NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Settlement Agreement.

      "Agreement" shall have the meaning set forth in the preambles.

      "Common Stock" shall have the meaning set forth in the preambles.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as the same may be amended from time to time.

      "Holder" shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof.

      "Person" shall mean an individual, general partnership, corporation, limited partnership, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

      "Registrable Securities" shall mean 25,000,000 of the shares of Common Stock issued or issuable pursuant to the Settlement Agreement, whether held by any Stockholder or any Affiliate thereof or any successor thereto or assignee thereof (and any shares of capital stock received as a dividend or distribution with respect to, or in exchange for, or in replacement of such shares) which shares cannot be sold by the Holder thereof within a ninety (90) day period, without volume limitations, under SEC Rule 144k (or any successor thereto).

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as the same may be amended from time to time.

      "Stockholders" shall mean Palisades Capital, Ltd., Livingston Investments, Ltd. and Hyde Investments, Ltd., or their assigns or any transferees of the Common Stock.

                                   ARTICLE II
                               REGISTRATION RIGHTS

      2.1 Required Registration. The Company will file a registration statement with the SEC for the resale of the Registrable Securities held by the Stockholders or their assigns or transferees, within sixty calendar days after the effectiveness of the current registration statement filed with the SEC, or within sixty days following the abandonment or termination of such registration statement, or within 180 days following the date hereof, whichever date is earliest. The Company will use its best efforts to keep such registration statement effective until the earlier of (a) the Registrable Securities may be sold by the holders thereof pursuant to Rule 144K promulgated pursuant to the Securities Act; or (b) the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement.

      2.2 Incidental Registration. Other than the current registration statement currently on file and most recently amended on April 5,2005, if at any time after the date hereof, the Company proposes to register any shares of its Common Stock under the Securities Act (except for registrations of Common Stock in connection with (i) any employee stock option plan or employee benefit or dividend reinvestment plan on a Form S-8 or any successor form or (ii) a merger or exchange on a Form S-4 or any successor form), whether for sale for its own account or the account of any other, it will each such time as soon as practicable but in no event less than thirty (30) days prior to filing give written notice of its intention to do so to the Stockholders. If the Stockholders then are the holders of any Registrable Securities (i.e. shares of Common Stock that are not already registered on an effective and current registration statement or that are saleable under Rule 144(k)), then upon the written request (which request shall specify the total number of Registrable Securities intended to be disposed of by the Stockholders) of the Stockholders made within twenty (20) days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities held by the Stockholders which the Company has been so requested to register for sale in the manner initially proposed by the Company (an "Incidental Registration"). If the Company thereafter determines in its sole discretion not to register or to delay registration of the Common Stock, the Company may, at its election, give written notice of such determination to the Stockholders and (i) in the case of a determination not to register, shall be relieved of the obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registration of such other securities. The Company will use its best efforts to keep such registration statement effective until the earlier of (a) the Registrable Securities may be sold by the holders thereof pursuant to Rule 144K promulgated pursuant to the Securities Act; or (b) the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement.


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

      2.3 Registration Procedures. In connection with the Company's obligations pursuant to this Article II, the Company will use its best efforts to effect such registration in accordance herewith and the Company will promptly:

            (a) prepare and file with the SEC the requisite registration statement to effect such registration and use its best efforts to cause such registration to become effective;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with this Article II, and to comply with the provisions of the Securities Act with respect to the disposition of Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement, prospectus or amendment or supplement thereto;

            (c) furnish to the Stockholders and the managing underwriter, if any, at least one executed original of the registration statement and such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, as may reasonably be requested by the Stockholders;

            (d) use its best efforts (i) to register or qualify, to the extent necessary, the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions where an exemption is not then available as the Stockholders shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of such Registrable Securities, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to general service of process in any such jurisdiction;

            (e) notify the Stockholders and the managing underwriter, if any, promptly, and confirm such advice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which could require the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;


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

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the registration or qualification of any of the registered securities for sale in any jurisdiction, at the earliest possible moment;

            (g) upon the occurrence of any event contemplated by clause (e)(ii) to (vi) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document filed therewith or incorporated therein by reference or file any other required document as soon as practicable, but in any event within thirty (30) days of the occurrence of such event, so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (h) otherwise use its best efforts to comply as soon as practicable with all applicable rules and regulations of the SEC and each state securities commission in connection with a registration pursuant hereto;

            (i) cooperate with the Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as the Stockholders or the managing underwriters, if any, may request at least two business days prior to any sale of Registrable Securities to the underwriters;

            (j) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary or desirable to enable the Stockholders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

            (k) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange, if any, or NASDAQ, on which securities of such class, series and form issued by the Company, if any, are then listed or traded;

            (1) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter that is required to be retained in accordance with the rules and regulations of the NASD); and

            (m) enter into and perform customary agreements (including an underwriting agreement with respect to an underwritten offering in customary form with the managing underwriter, if any) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.


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

      2.4 Expenses. The Company will pay all expenses incurred in connection with each Registration of Registrable Securities, including, without limitation, any and all filing fees payable to the SEC, fees with respect to filings required to be made with stock exchanges, NASDAQ and the NASD, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel and accountants of the Company (including costs associated with comfort letters), and fees and expenses of other Persons retained by the Company, and the actual reasonable legal fees and expenses of one counsel for the Stockholders in connection with each Demand and Incidental Registration of Registrable Securities, but excluding underwriting discounts and commissions relating to the distribution of the Registrable Securities, included in such registration statement).

                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives and successors.

      3.2 Amendment; Waiver. This Agreement may be amended only by a written instrument signed by the parties hereto. No waiver by either party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving. No waiver of any provision or breach of this Agreement shall be a waiver of any other provision or breach of this Agreement or any subsequent breach. No course of dealing or delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.

      3.3 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be sent in accordance with the Notice provisions of the Settlement Agreement.

      3.4 Governing Law. This Agreement shall be governed by and construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California without regard to choice of law principles hereof.. Any dispute arising under or related to this Agreement shall be resolved in Santa Monica, California, as set forth in the Settlement Agreement.

      3.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument

      3.6 Invalidity. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ, or to cause a court to find and employ, an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such portion thereof that may be hereafter declared invalid, illegal, or unenforceable.


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

      3.7 Cumulative Remedies. All rights and remedies of the party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      3.8 Entire Agreement. This Agreement and the Settlement Agreement and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement of the parties with regard to the subjects hereof and thereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AccuPoll Holding Corp.;

By: /s/ William E. Nixon
   --------------------------------
William E. Nixon, CEO and President


Palisades Capital, LLC                            Livingston Investments, Ltd.

By: /s/ Reid Breitman                             By: /s/ L. Rykov
   --------------------------------                  ---------------------------
Name: Reid Breitman                               Name: L. Rykov
Title: President                                  Title: Director


Hyde Investments, Ltd.

By: /s/ L. Rykov
   --------------------------------
Name: L. Rykov
Title: Director


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